EXECUTION VERSION

Exhibit 10.6.3

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of October 7, 2019 but effective as of October 1, 2019 (the “First Amendment Effective Date”), is entered into by and among Gentherm Incorporated, a Michigan corporation (the “Company”), Gentherm (Texas), Inc., a Texas corporation (“Gentherm Texas”), Gentherm Licensing, Limited Partnership, a Michigan limited partnership (“Gentherm Licensing US”), Gentherm Medical, LLC, an Ohio limited liability company (“Gentherm Medical”), Gentherm GmbH, a German limited liability company (“Gentherm Germany”), Gentherm Enterprises GmbH, a German limited liability company (“Gentherm Enterprises”), Gentherm Licensing GmbH, a German limited liability company (“Gentherm Licensing Germany”; Gentherm Licensing Germany, together with Gentherm Germany and Gentherm Enterprises, the “German Borrowers”), Gentherm Global Power Technologies Inc., an Alberta corporation (“Global”), Gentherm Canada ULC, an Alberta unlimited liability company (“Gentherm Canada”; Gentherm Canada, together with Global, the “Canadian Borrowers”; the Canadian Borrowers, together with the Company, Gentherm Texas, Gentherm Licensing US, Gentherm Medical, and the German Borrowers, the “Borrowers” and each, a “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are all parties to that certain Amended and Restated Credit Agreement, dated as of June 27, 2019 (as amended or otherwise modified prior to the First Amendment Effective Date, the “Credit Agreement”);

WHEREAS, the Company has informed the Administrative Agent that it intends to dispose of (a) the Purchased Shares (as defined in the Global Disposition Agreement (as defined below) as in effect on the First Amendment Effective Date) (the “Global Purchased Shares Disposition”), and (b) the Purchased Assets (as defined in the Global Disposition Agreement as in effect on the First Amendment Effective Date) (the “Global Purchased Assets Disposition”; the Global Purchased Assets Disposition, together with the Global Purchased Shares Disposition, collectively the “Global Disposition”), in each case pursuant to that certain Share and Asset Purchase Agreement, dated as of the First Amendment Effective Date, by and between the Company, as seller, and Global Power Technologies Inc., an Alberta corporation, as buyer (the “Global Disposition Agreement”);

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing to effect such amendments, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I.

DEFINITIONS

SECTION 1.1.Definitions. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

Article II.

AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.1.Cover Page of the Credit Agreement.  The cover page of the Credit Agreement is hereby amended to delete the reference thereon to “GENTHERM GLOBAL POWER TECHNOLOGIES INC.”

SECTION 2.2.Introductory Paragraph of the Credit Agreement.  The introductory paragraph of the Credit Agreement is hereby amended to read as follows:

This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of June 27, 2019, among GENTHERM INCORPORATED, a Michigan corporation (the “Company”), Gentherm (Texas), Inc., a Texas corporation (“Gentherm Texas”), GENTHERM LICENSING, LIMITED PARTNERSHIP, a Michigan limited partnership (“Gentherm Licensing US”), GENTHERM MEDICAL, LLC, an Ohio limited liability company (“Gentherm Medical”), GENTHERM GMBH, a German limited liability company (“Gentherm Germany”), GENTHERM ENTERPRISES GMBH, a German limited liability company (“Gentherm Enterprises”), GENTHERM LICENSING GMBH, a German limited liability company (“Gentherm Licensing Germany”; Gentherm Licensing Germany, together with Gentherm Germany and Gentherm Enterprises, the “German Borrowers” and each a “German Borrower”), Gentherm Canada ULC, an Alberta unlimited liability company (the “Canadian Borrower”), certain Subsidiaries of the Company party hereto pursuant to Section 2.19 (the “Designated Borrowers” and each, a “Designated Borrower”; the Designated Borrowers, together with the Company, Gentherm Texas, Gentherm Licensing US, Gentherm Medical, the German Borrowers and the Canadian Borrower, the “Borrowers” and each, a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

SECTION 2.3.Section 1.01 of the Credit Agreement.

SECTION 2.3.1.The definition of “Global” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Global” means Gentherm Global Power Technologies Inc., an Alberta corporation.

SECTION 2.3.2.The definition of “LIBOR Successor Rate Conforming Changes” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, the definition of Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Company).

SECTION 2.3.3.The following defined terms are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Adjustment” has the meaning set forth in Section 3.07.

“First Amendment Effective Date” means October 1, 2019.

“Global Disposition” means, collectively, (a) the disposition by the Company of the Global Disposition Purchased Shares pursuant to the Global Disposition Agreement, and (b) the disposition by the Company of the Global Disposition Purchased Assets pursuant to the Global Disposition Agreement.

“Global Disposition Agreement” means that certain Share and Asset Purchase Agreement, dated as of the First Amendment Effective Date, by and between the Company, as seller, and Global Power Technologies Inc., an Alberta corporation, as buyer.

“Global Disposition Purchased Assets” means the Purchased Assets (as defined in the Global Disposition Agreement as in effect on the First Amendment Effective Date).

“Global Disposition Purchased Shares” means the Purchased Shares (as defined in the Global Disposition Agreement as in effect on the First Amendment Effective Date).

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body.

“SOFR-Based Rate” means SOFR or Term SOFR.

“Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.

SECTION 2.3.4.The following defined term is hereby deleted from Section 1.01 of the Credit Agreement: Gentherm Canada.

SECTION 2.4.Section 3.07 of the Credit Agreement.  Section 3.07 of the Credit Agreement is hereby amended to read as follows:

3.07LIBOR Successor Rate.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or the Required Lenders (as applicable) have determined, that: (a) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (b) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans; provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or (c) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.07, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with (x) to the extent applicable solely to Eurocurrency Rate Loans denominated in Dollars, one or more SOFR-Based Rates, or (y) another alternate benchmark rate, giving due consideration to any evolving or then existing convention for similar syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment”; and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x) above, object to the Adjustment, or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y) above, object to such amendment; provided, that, for the avoidance of doubt, in the case of clause (A) above, the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment.  Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender.  Thereafter, (i) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (ii) the Eurocurrency Rate component of the Base Rate shall no longer be utilized in determining the Base Rate.  Upon receipt of such notice, the Company may revoke any pending request for a Revolving Credit Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Revolving Credit Borrowing of Base Rate Loans (subject to the foregoing clause (ii)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.

In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

SECTION 2.5.Section 7.02 of the Credit Agreement.  Section 7.02 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of Section 7.02(j) of the Credit Agreement, (b) replacing the “.” at the end of Section 7.02(k) with a “; and”, and (c) adding a new Section 7.02(l) immediately following Section 7.02(k) of the Credit Agreement to read as follows:

(l)loans by the Company to Global pursuant to that certain promissory note, dated as of the First Amendment Effective Date; provided, that, the aggregate principal amount of such loans made in reliance on this Section 7.02(l) shall not exceed $1,500,000 at any one time outstanding.

SECTION 2.6.Section 7.05 of the Credit Agreement.  Section 7.05 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of Section 7.05(h) of the Credit Agreement, (b) adding an “and” at the end of Section 7.05(i) of the Credit Agreement, and (c) adding a new Section 7.05(j) immediately following Section 7.05(i) of the Credit Agreement to read as follows:

(j)the Global Disposition;

SECTION 2.7.Section 7.08 of the Credit Agreement.  Section 7.08 of the Credit Agreement is hereby amended by (a) deleting the “or” at the end of Section 7.08(a) of the Credit Agreement, (b) re-styling Section 7.08(b) of the Credit Agreement as Section 7.08(c), and (c) adding a new Section 7.08(b) immediately following Section 7.08(a) of the Credit Agreement to read as follows:

(b) the Global Disposition, or

SECTION 2.8.Other.  Each reference to “Canadian Borrowers” in the second paragraph of the Credit Agreement, Section 1.01 of the Credit Agreement, Section 2.01(a) of the Credit Agreement, Section 2.05(b)(i) of the Credit Agreement, Section 2.06(a) of the Credit Agreement, and Section 5.21(f) of the Credit Agreement, in each case, is hereby amended to read “Canadian Borrower”.

Article III.

CONDITIONS TO EFFECTIVENESS; PAYMENT OF EXPENSES

SECTION 3.1.Conditions to Effectiveness.  This Agreement shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions precedent:

SECTION 3.1.1.Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each Borrower, each Guarantor, each Lender, and the Administrative Agent.

SECTION 3.1.2.Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Company certifying that the representations and warranties set forth in Section 5.8 are true and correct as of the First Amendment Effective Date.

SECTION 3.1.3.Global shall have repaid all Obligations owing by Global as a Borrower (other than (x) Obligations with respect to the Existing Global Letter of Credit (as defined below), and (y) Obligations with respect to Global’s corporate charge card program).

SECTION 3.1.4.The Loan Parties shall have provided to the Administrative Agent and each Lender the documentation and information requested by the Administrative Agent or such Lender in order to comply with applicable law, including the Act. If any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Administrative Agent and each Lender shall have received, to the extent requested by the Administrative Agent or such Lender, a Beneficial Ownership Certification in relation to such Borrower.

SECTION 3.2.Payment of Expenses.  The Company agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.

Article IV.

EFFECT OF THIS AGREEMENT; REAFFIRMATION; releaseS

SECTION 4.1.Effect of this Agreement.  Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect.  The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement, as amended by this Agreement.

SECTION 4.2.Reaffirmation.  Each Loan Party hereby (a) restates, ratifies and reaffirms each and every term and condition set forth in, and its obligations under, the Credit Agreement and the other Loan Documents as of the First Amendment Effective Date, and (b) except as expressly set forth in this Agreement, acknowledges and agrees that the Liens granted under the Collateral Documents continue to secure the full payment and performance of the Obligations.  Except as expressly set forth in this Agreement, each Guarantor (i) hereby acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

SECTION 4.3.Releases.

SECTION 4.3.1.Upon the consummation of the Global Disposition (and receipt by the Administrative Agent of written confirmation by the Company to the Administrative Agent that the Global Disposition has been consummated, which written confirmation may be by e-mail), and without any further action by the Loan Parties, the Administrative Agent or any Lender, the Administrative Agent and each Lender agrees that (a) all Liens on the Purchased Shares (as defined in the Global Disposition Agreement as in effect on the First Amendment Effective Date) granted to or created in favor of the Administrative Agent pursuant to the Collateral Documents shall automatically terminate and be released and discharged, (b) all Liens on the Purchased Assets (as defined in the Global Disposition Agreement as in effect on the First Amendment Effective Date) granted to or created in favor of the Administrative Agent pursuant to the Collateral Documents shall automatically terminate and be released and discharged, (c) Global shall automatically be released and discharged in all respects as a Borrower and a Loan Party, and (d) each Lender’s participation in the Letter of Credit identified on Schedule A attached hereto (the “Existing Global Letter of Credit”) shall be automatically terminated and be released and discharged.  For the avoidance of doubt, from and after the consummation of the Global Disposition, (i) the Existing Global Letter of Credit shall not constitute a “Letter of Credit” under the Credit Agreement (as amended by this Agreement), and (ii) obligations with respect to Global’s corporate charge card program shall not constitute “Obligations”.

SECTION 4.3.2.Each Lender hereby authorizes the Administrative Agent to execute and deliver to the Loan Parties, at the sole expense of the Loan Parties, all documents or instruments reasonably requested by the Loan Parties to evidence or effectuate the releases and terminations contemplated by Section 4.3.1.

Article V.

MISCELLANEOUS

SECTION 5.1.Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 5.2.Loan Document Pursuant to Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including Article XI thereof.

SECTION 5.3.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.5.Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS

CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.6.Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

SECTION 5.7.Miscellaneous.  Each Loan Party hereby represents and warrants as follows: (a) the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action; (b) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms; and (d) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement, or for the consummation of the transactions contemplated hereby.

SECTION 5.8.Loan Party Representations and Warranties. In order to induce the Lenders to execute and deliver this Agreement, the Loan Parties hereby represent and warrant to the Lenders that both before and after giving effect to this Agreement and the consummation of the Global Disposition, (a) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (b) the representations and warranties of (i) the Borrowers contained in Article V of the Credit Agreement (as amended by this Agreement) and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement (as amended by this Agreement) shall be deemed to refer to the most recent statements furnished pursuant to, respectively, of Sections 6.01(a) and (b) of the Credit Agreement (as amended by this Agreement).

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BORROWERS:GENTHERM INCORPORATED,

a Michigan corporation

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Chief Financial Officer

GENTHERM (TEXAS), INC.,

a Texas corporation

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Chief Financial Officer

GENTHERM LICENSING, LIMITED PARTNERSHIP,

a Michigan limited partnership

By:Gentherm Equity, LLC, its general partner

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Manager

GENTHERM MEDICAL, LLC,

an Ohio limited liability company

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Manager

GENTHERM GMBH,

a German limited liability company

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Managing Director

GENTHERM ENTERPRISES GMBH,

a German limited liability company

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Managing Director

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

GENTHERM LICENSING GMBH,

a German limited liability company

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Managing Director

GENTHERM GLOBAL POWER TECHNOLOGIES INC.,

an Alberta corporation

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Treasurer

GENTHERM CANADA ULC,

an Alberta unlimited liability company

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Chief Financial Officer

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

GUARANTORS:GENTHERM PROPERTIES I, LLC,

a Michigan limited liability company

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Chief Financial Officer

GENTHERM PROPERTIES II, LLC,

a Michigan limited liability company

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Chief Financial Officer

GENTHERM HOLDING (MALTA) LIMITED,

a Maltese limited company

By:/s/ Silvano Azzopardi

Name:Silvano Azzopardi

Title:Director

GENTHERM AUTOMOTIVE SYSTEMS (MALTA) LIMITED,

a Maltese limited company

By:/s/ Silvano Azzopardi

Name:Silvano Azzopardi

Title:Director

GENTHERM HUNGARY KORLÁTOLT FELELŐSSÉGŰ TÁRSASÁG,

a Hungarian limited liability company

By:/s/ Jörg Evers

Name:Jörg Evers

Title:Managing Director

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

GENTHERM LUXEMBOURG I S.À R.L.,

a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, with its registered office at 41, avenue de la Gare, L-1611 Luxembourg and registered with the Luxembourg trade and companies register under number B 191.251

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Manager

GENTHERM LUXEMBOURG II S.À R.L.,

a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, with its registered office at 41, avenue de la Gare, L-1611 Luxembourg and registered with the Luxembourg trade and companies register under number B 191.252

By:/s/ Matteo Anversa

Name:Matteo Anversa

Title:Manager

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A.,

as Administrative Agent

By:/s/ Felicia Brinson

Name:Felicia Brinson

Title:Assistant Vice President

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

LENDERS:	BANK OF AMERICA, N.A.,

as a Lender, Swing Line Lender and L/C Issuer

By:/s/ David Komrska

Name:David Komrska

Title:Senior Vice President

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

JPMorgan Chase Bank, N.A.,

as a Lender

By:/s/ Helen D. Davis

Name:Helen D. Davis

Title:Authorized Officer

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Scott Neiderheide

Name:Scott Neiderheide

Title:Vice President

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Frank M. Eassa

Name:Frank M. Eassa

Title:Senior Vice President

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

KeyBank National Association,

as a Lender

By:/s/ Brandon Welling

Name:Brandon Welling

Title:Vice President

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

COMERICA BANK,

as a Lender

By:/s/ Flaviu Pop

Name:Flaviu Pop

Title:Vice President, Corporate Banking

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

The Huntington National Bank,

as a Lender

By:/s/ William N. Bartok

Name:William N. Bartok

Title:Vice President

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

BANK OF MONTREAL,

as a Lender

By:/s/ Matthew Gerber

Name:Matthew Gerber

Title:Managing Director

By:/s/ Edward Mizuhara

Name:Edward Mizuhara

Title:DCM Origination & Syndication

By:/s/ Sean Gallaway

Name:Sean Gallaway

Title:Director

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

citizens bank, n.a.,

as a Lender

By:/s/ Jonathan Gleit

Name:Jonathan Gleit

Title:SVP

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

BANK OF the west,

as a Lender

By:/s/ Philip R. Medsger

Name:Philip R. Medsger

Title:Director

Gentherm Incorporated

FIRST Amendment to AMENDED AND RESTATED Credit Agreement

Schedule A

Existing Global Letter of Credit

Applicant	L/C Number	Issuance Date	Expiry Date	Beneficiary
Gentherm Global Power Technologies Inc.	68094896	8/12/19	12/31/19	Banco de Credito Del Peru